Exhibit 99.1

SURGALIGN SPV, INC.

ABBREVIATED FINANCIAL STATEMENTS

INDEPENDENT AUDITORS REPORT

The Board of Directors

Surgalign SPV, Inc.:

REPORT ON ABBREVIATED FINANCIAL STATEMENTS OF SURGALIGN SPV, INC.

Opinion

We have audited the abbreviated financial statements of Surgalign SPV, Inc. (the Reporting Entity), which comprise the statement of assets acquired as of December 31, 2021, and the related statement of revenues and direct expenses for the year then ended, and the related notes to the abbreviated financial statements.

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the financial position and the results of operations of the Reporting Entity as of and for the year ended December 31, 2021 in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (U.S. GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements section of our report. We are required to be independent of the Reporting Entity and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Basis of Preparation

The abbreviated financial statements include the Coflex and CoFix product lines purchased by Xtant Medical Holdings, Inc. from Surgalign Holdings, Inc. on February 28, 2023. As discussed in Note 1 to the abbreviated financial statements, which describes the basis of preparation, the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Xtant Medical Holdings, Inc. As a result, the abbreviated financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for one year after the date that the abbreviated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with U.S. GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

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In performing an audit in accordance with U.S. GAAS, we:

● Exercise professional judgment and maintain professional skepticism throughout the audit.

● Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the abbreviated financial statements.

● Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Reporting Entity’s internal control. Accordingly, no such opinion is expressed.

● Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.

● Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Plante & Moran, PLLC

Denver, Colorado

May 16, 2023

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SURGALIGN SPV, INC.

ABBREVIATED FINANCIAL STATEMENTS

Statement of Assets Acquired

(In thousands)

	December 31,	September 30,
	2021	2022
		(Unaudited)
Assets:
Inventory	$186	$123
Total assets acquired	$186	$123

See notes to abbreviated financial statements.

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SURGALIGN SPV, INC.

ABBREVIATED FINANCIAL STATEMENTS

Statement of Revenues and Direct Expenses

(In thousands)

	Year Ended December 31, 2021	Nine Months Ended September 30, 2022
		(Unaudited)
Revenues	$17,821	$10,931

Cost of sales	639	378

Direct expenses:
Sales and marketing	8,733	5,506
Bad debt	406	253
Total direct expenses	9,139	5,759

Revenues in excess of cost of sales and direct expenses	$8,043	$4,794

See notes to abbreviated financial statements.

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SURGALIGN SPV, INC.

ABBREVIATED FINANCIAL STATEMENTS

Notes to Abbreviated Financial Statements

(1) Description of the Transaction, Basis of Presentation and Summary of Significant Accounting Policies

Description of the Transaction

On February 28, 2023, Xtant Medical Holdings, Inc., a Delaware corporation (“Xtant”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Surgalign SPV, Inc. (“Surgalign SPV”), a Delaware corporation and wholly owned subsidiary of Surgalign Spine Technologies, Inc., a Delaware corporation (“Seller”), Seller and Surgalign Holdings, Inc., a Delaware corporation, pursuant to which Xtant purchased all of the issued and outstanding shares of common stock of Surgalign SPV, which shares constituted all of the outstanding equity of Surgalign SPV, for an aggregate purchase price of $17.0 million in cash. The closing contemplated by the Equity Purchase Agreement occurred on February 28, 2023 (the “Closing”).

Immediately prior to the Closing, Seller and its affiliates transferred and assigned to Surgalign SPV, a privately held, newly formed entity, certain intellectual property, contractual rights and other assets related to the design, manufacture, sale and distribution of its Coflex and CoFix products in the United States (the “Coflex Business”). The Coflex and CoFix products have been approved by the U.S. Food and Drug Administration for the treatment of moderate to severe lumbar spinal stenosis in conjunction with decompression and provide minimally invasive, motion preserving stabilization.

Basis of Presentation

The accompanying abbreviated financial statements, which consist of the statements of assets acquired as of December 31, 2021 and as of September 30, 2022, and related statements of revenues and direct expenses for the year ended December 31, 2021 and for the nine months ended September 30, 2022, and the related notes thereto will henceforth be collectively referred to as the “Abbreviated Financial Statements”. The Abbreviated Financial Statements were prepared for the purpose of complying with the requirements of Rule 3-05 of the U.S. Securities and Exchange Commission Regulation S-X and present the assets acquired and the related revenues and direct expenses of the Coflex Business. The Abbreviated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

It is impracticable to prepare complete financial statements of the Coflex Business as the Seller has not maintained the separate accounts necessary to present them. The Coflex Business was not a separate legal entity, subsidiary or operating segment of the Seller, it was never operated as a stand-alone business or division and it has not prepared separate financial statements in the past. As a result, the statements of revenues and direct expenses were derived from the operating activities directly attributable to the Coflex Business from the Seller’s books and records. Although Xtant management is unable to determine all of the actual costs, expenses and resulting operating results associated with the Coflex Business, it considers the allocation of such items to be reasonable for the periods presented. However, the direct expenses and revenues of the Coflex Business may differ from the results that would have been achieved had the Coflex Business operated as a separate entity during the periods presented and may not necessarily reflect the assets and liabilities or revenues and expenses of the Coflex Business on a stand-alone basis in the future. The statements of revenues and direct expenses do not include corporate overhead, such as accounting, human resources, treasury and legal support, or a provision for income taxes as the Coflex Business never functioned on a stand-alone basis. Accordingly, no allocation of these support fees or income taxes has been made to the Coflex Business.

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Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates about future events and assumptions that may affect the following: (i) the reported amounts of assets acquired and (ii) the reported amounts of revenues, including sales discounts and allowances, and direct expenses and related disclosures at the date of the abbreviated financial statements during each reporting period.

Future events and their effects cannot be determined with certainty. Therefore, the determination of estimates requires the exercise of judgment. Actual results could differ from those estimates, and any such differences could be material.

Inventories

Inventories are valued at the lower of cost or net realizable value. Inventory is written down if it has become obsolete, has a cost basis in excess of its expected net realizable value or is in excess of expected sales. The estimate of excess quantities is subjective and primarily dependent on estimates of future demand.

(2) Revenue

Revenue is recognized upon transfer of control of promised implants in an amount that reflects the consideration it expects to receive in exchange for those products. Control is transferred at a point in time upon implantation for sales of consigned inventory. The customer is able to direct the use of, and obtain substantially all of the benefits from, the implant at the time the implant is implanted based on the terms of the contract.

Performance obligations consist mainly of transferring control of implants identified in the contracts. The transaction price is generally fixed. Payment terms vary but are generally due within 30 days of transferring control. Any discounts or rebates are estimated at the inception of the contract and recognized as a reduction of the revenue. Customers are generally not billed for shipping and handling of products. Shipping and handling costs performed after a customer obtains control of the goods are treated as a fulfillment cost and recorded as cost of sales when incurred.

(3) Subsequent Events

Xtant Management has evaluated subsequent events through May 16, 2023, the date on which these Abbreviated Financial Statements were available to be issued, and is not aware of any items that that would require adjustment to or disclosure in these Abbreviated Financial Statements and related notes.

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